UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 26, 2007

ZIONS BANCORPORATION

(Exact name of registrant as specified in its charter)

UTAH	001-12307	87-0227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE SOUTH MAIN, SUITE 1500, SALT LAKE CITY, UTAH	84111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 801-524-4787

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01	Regulation FD Disclosure

Attached is a copy of a presentation which will be used by Clark Hinckley, director of investor relations and senior vice president, at the FBR Capital Markets 2007 Investor Conference on November 28, 2007.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1	FBR Capital Markets 2007 Investor Conference Presentation dated November 28, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

Dated: November 26, 2007	By:	/s/ THOMAS E. LAURSEN
	Name:	Thomas E. Laursen
	Title:	Executive Vice President and
General Counsel